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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): APRIL 7, 1999
                        Commission File Number: 000-23000

                        THE HARVEY ENTERTAINMENT COMPANY
                 (Name of Small Business Issuer in its Charter)


         CALIFORNIA                                       95-4217605
(State or Other Jurisdiction                           (I.R.S. Employer
of Incorporation or Organization)                     Identification No.)


                      1999 AVENUE OF THE STARS, SUITE 2050
                          LOS ANGELES, CALIFORNIA 90067
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (310) 789-1999


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ITEM 5. OTHER EVENTS

                  Attached hereto as Exhibit 99.1 is a Press Release announcing that on April 7, 1999, The Harvey Entertainment Company (the "Company"), entered into a definitive Stock Purchase Agreement with Roger A. Burlage, Michael R. Burns, Ken Slutsky and The Kushner-Locke Company.

                  Attached hereto as Exhibit 99.2 is a Press Release announcing the Company's earnings for the fiscal year ended December 31, 1998.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

The exhibits listed below are filed as part of this Current Report.

Exhibit Number       Description of Exhibit
--------------       ----------------------

     99.1            Press Release of the Company dated April 7, 1999

     99.2            Press Release of the Company dated April 7, 1999


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 15, 1999             THE HARVEY ENTERTAINMENT COMPANY


                                    By:  /s/ MICHAEL S. HOPE
                                         ---------------------------------------
                                         Michael S. Hope, Interim Chief
                                         Financial Officer



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                                  EXHIBIT INDEX


The exhibits listed below are filed as part of this Current Report.

     Exhibit Number      Description of Exhibit

         99.1            Press Release of the Company dated April 7, 1999

         99.2            Press Release of the Company dated April 7, 1999

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